UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 20, 2015

FUTUREWORLD CORP.
(Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

FutureWorld Corp. 3637 4th Street North, 330 Saint Petersburg, Florida		33704
(Address of principal executive offices)		(Zip Code)

(727) 474-1816
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

FutureWorld announces today that on January 1th, 2015, the Company has elected Mr. John Verghese as the Chief Executive Officer (CEO) of HempTech Corp., effective January 15, 2015. Mr. Verghese is a communication and telecommunication expert with over 20 years of experience including 3+ outside of the US in building and operating local and wide area networks. Well rounded in all the functional areas of the communication and telecom industry from planning, engineering and operations to sales and customer support. Efficiently manage large capital budgets ($100M+) per year, identify and implement cost cutting measures. Key individual in the planning and engineering of Progress Telecom’s fiber based core telecommunication system between Miami and New York which included over 9,000 fiber route miles, 30 metro networks and 240 POPs. Network technologies included 10 Gigabit DWDM, T-1 to OC-192 SONET, Digital Cross-connect Systems, Ethernet, Microwave, WiFi and 10 Gigabit IP Routers.

Mr. Verghese has been instrumental in building the state-of-the-art products and solutions for HempTech through Infrax systems. Mr. Verghese will continue his extensive contribution by bringing HempTech to its next stage of development by generating revenue through delivering products and solutions to the grow industry in 2015. Mr. Verghese will also prepare the company for the ensuing spin-off or purchase.

The FutureWorld Facebook Page (https://www.facebook.com/futureworldenergy)

The FutureWorld Twitter Feed (https://twitter.com/futureworldinc)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Corp.

/s/ Sam Talari

Sam Talari

Principal Executive Officer

Dated:  January 20, 2015